American United Life Pooled Equity Fund B

                               BOARD OF MANAGERS

  R. STEPHEN RADCLIFFE  Chairman,
Executive Vice President, AUL
  RONALD D. ANDERSON  Professor,
Kelley School of Business,
Indiana University, Indianapolis, Indiana
  LESLIE LENKOWSKY  Professor,
Indiana University Center of Philanthropy,
Indianapolis, Indiana
  JAMES W. MURPHY  Former Senior Vice President,
Corporate Finance, AUL
  JAMES P. SHANAHAN  Former Senior Vice President,
Pension Division, AUL

  RICHARD A. WACKER  Secretary to the
Board, Associate General Counsel, AUL

                                    CUSTODIAN
  National City Bank  Indianapolis, Indiana

                                  LEGAL COUNSEL
  Ice Miller  Indianapolis, Indiana

                               INVESTMENT MANAGER
  American United Life
  Insurance Company  Indianapolis, Indiana
G. David Sapp,
Senior Vice President, Investments

     This Report and the financial statements contained herein are for the general information of the partici-pants. The report is not to be distributed to pro-spective investors as sales literature unless preceded or accompanied by an effective Prospectus which contains further information concerning the sales charge, expenses and other pertinent information.

     American
     United
     Life
     Pooled
     Equity
     Fund B

     Annual Report
     as of
     December 31, 2000

A Message
From
The Chairman of the Board
of Managers


To All Participants in Fund B

The year 2000 ended as one of the most tumultuous years Wall Street has experienced. At the beginning of the year, the outlook for the U. S. economy and our investment markets was extremely positive. The current economic expansion, which began in March 1991, was labeled the longest post-war expansion in history with no end in sight. The stock market started the year on a strong note as investors continued to fund the technology craze that began during 1999.

But as the year progressed, signs of worry began to emerge. The Federal Reserve, concerned that an overheated economy would cause inflationary pressures, raised the Federal Funds Rate on six different occasions between June 1999 and May 2000. As the year progressed, fears of a dramatic economic slowdown mounted, causing some economists to believe the Federal Reserve may have been overzealous in its attempts to slow the economy.

Stock market turmoil resulted in response to warnings about corporate revenue and profit shortfalls, a spike in oil prices, new lows in the Euro and concerns about elevated valuations in technology and "dot com" companies. For the first time in a decade, three major equity indices (the S&P 500, the Dow Jones Industrial Average, and the NASDAQ Composite) finished the year with negative returns.

Fortunately, not all investments posted negative returns in 2000. The fixed income market benefited from the turbulence in the equity market and the flight to safety, posting positive returns for the year. Also equity investors that focused on medium sized companies, value stocks or certain defensive sectors also fared better than the major equity indices.

As we enter 2001, the economic outlook is rather bleak for the first half of the year. However, due to recent stimulus by the Federal Reserve, it is hoped that economic momentum will advance in the second half. Investment returns are also likely to experience a rocky start as investors monitor corporate earnings and the Federal Reserve's success in orchestrating moderate yet sustainable economic growth. We encourage your careful review of the comments of the Portfolio Manager on the following page.

Investment performance for Fund B for calendar year 2000 was 16.6%. This performance is net of investment advisory fees but does not reflect mortality and expense risk charges and other charges that may be incurred when investing in a variable annuity contract.

In closing, American United Life Insurance Company remains committed to serving your investment needs. We appreciate your confidence and support.

                                                         /s/R. Stephen Radcliffe
                                                            R. Stephen Radcliffe
                                               Chairman of the Board of Managers

Indianapolis, Indiana
February 2, 2001

A Message
From
Kathryn Hudspeth,
Portfolio Manager
of Fund B


Fund B invests primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects. The Portfolio uses a "value" style in selecting securities, concentrating on companies that appear undervalued compared to the market and to their own historic valuation levels.

This past year proved extremely difficult for many equity investors. The average stock mutual fund lost 4.5% in 2000, according to Lipper, Inc. Even though this return falls well short of the double-digit returns achieved in recent years, the average fund fared better than the major equity indices. The DJIA, which declined 4.8%, posted its first loss since 1990. The S&P 500, a broader equity index, experienced a 9.1% decline. The NASDAQ Composite produced the most humbling results as it tumbled more than 50% from its March all-time highs and declined 39.3% during calendar 2000.

So what caused this sudden reversal in fortunes? During 1999, euphoria was embedded in the stock market as investors focused their attention and money on the technology sector. Investors became complacent that technology shares could appreciate forever, regardless of the underlying fundamentals or valuations.

But every bubble eventually will burst because it cannot withstand the pressure. The Federal Reserve repeatedly raised short-term rates in an attempt to slow robust economic activity and prevent inflationary pressures. By the second half of 2000, it appeared that their efforts had succeeded. As borrowing costs rose, consumer spending cooled. That ultimately impacted the sales and earnings of many large technology powerhouses, which subsequently experienced massive sell-offs in stock prices. This resulted in a dramatic change in leadership during 2000.

During 1999, Fund B was not heavily invested in technology and "dot.com" companies because of their excessive premiums relative to the marketplace. Although this under-representation in technology hindered performance in 1999, maintaining a clear focus on the value investment style provided superior results during 2000. Fund B achieved an investment return of 16.6% during the year, well in excess of the returns provided by the major equity indices. The Portfolio benefited from merger activity last year as several holdings were acquired at substantial premiums. It also benefited from holdings in the industrial, energy, financial, and health care sectors.

Recent economic reports suggest the U.S. will experience a restrained rate of growth at least through the first half of this year. Since the Federal Reserve is now concerned the economy may slow too much, the Fed is expected to continue reducing rates during the first part of 2001. This should provide needed relief to the stock market, but it is doubtful that we will return to the heady gains achieved in the late 1990s.

American United Life Pooled Equity Fund B

                                                Fund B              S&P 500

One Year                                         16.6%               (9.1%)
Five Years                                       14.4%               18.3%
Ten Years                                        15.1%               17.4%
Value of a hypothetical $10,000
investment made 12/31/90                       $40,684             $49,968


The charts above show the Fund B Portfolio's total returns, which include reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. Investors cannot directly invest in an index. S&P 500 is a registered trademark of Standard & Poor's Corporation.

Performance numbers are net of all portfolio operating expenses, but do not include any separate account or contract charges. If performance data included the effect of these charges, returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so units may be worth more or less than their original cost when redeemed.

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                                      4

Report of Independent Accountants



Board of Managers and Contract Owners
American United Life Pooled Equity Fund B


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American United Life Pooled Equity Fund B (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion.

                                                  /s/ PriceWaterhouseCoopers LLP

Indianapolis, Indiana
February 2, 2001

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                                       6

                    American United Life Pooled Equity Fund B
                       STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 2000


Assets:
  Investments at value (cost: $5,848,565)
  Common stock                                                     $ 6,231,270
  Money market mutual funds                                            433,738

  Dividends and interest receivable                                      8,437

      Total assets                                                   6,673,445


Liabilities:                                                                 0


Net assets:                                                        $ 6,673,445



Units outstanding                                                      359,815



Accumulation unit value                                            $     18.55





    The accompanying notes are an integral part of the financial statements.
                                       7

                    American United Life Pooled Equity Fund B
                             STATEMENT OF OPERATIONS
                      for the year ended December 31, 2000


Net investment income:
  Income
   Dividends and interest                                          $   185,538

                                                                       185,538


  Expenses
   Investment management services                                       21,727
   Mortality and expense charges                                        65,182

                                                                        86,909


      Net investment income                                             98,629


Gain on investments:
  Net realized gain                                                    770,497
  Net change in unrealized appreciation (depreciation)                 (57,122)

      Net Gain                                                         713,375


Increase in net assets from operations                             $   812,004




    The accompanying notes are an integral part of the financial statements.

                    American United Life Pooled Equity Fund B
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                     Year ended     Year ended
                                                    Dec. 31, 2000  Dec. 31, 1999


Operations:
  Net investment income                               $    98,629   $   123,235
  Net realized gain                                       770,497     2,865,670
  Net change in unrealized appreciation (depreciation)    (57,122)   (3,109,795)

      Increase in net assets from operations              812,004      (120,890)


Changes from contract owner transactions:
  Proceeds from units sold                                 36,292       101,771
  Payments for units withdrawn                         (4,644,113)   (3,241,387)
  Payments for units redeemed                              (1,537)       (1,601)

      Decrease                                         (4,609,358)   (3,141,217)


Net decrease in net assets                             (3,797,354)   (3,262,107)
Net assets at beginning year                           10,470,799    13,732,906

Net assets at end of year                             $ 6,673,445   $10,470,799



Units sold                                                  2,629         5,977
Units withdrawn                                          (295,340)     (194,455)
Units redeemed                                                (58)          (60)


Net decrease in units  outstanding                       (292,769)     (188,538)
Units outstanding at beginning of year                    652,584       841,122

Units outstanding at end of year                          359,815       652,584





    The accompanying notes are an integral part of the financial statements.

                    American United Life Pooled Equity Fund B
                             SCHEDULE OF INVESTMENTS
                               December 31, 2000
                                                                        Market
                             Description                  Shares        Value


Common Stock (93.5%)
  Aerospace (3.9%)
   Boeing Co.                                              2,200   $   145,200
   Precision Castparts Corporation                         2,700       113,569

                                                                       258,769

  Automotive & Auto Parts (9.0%)
   Bandag Inc.                                             5,100       206,868
   Carlisle Companies                                      4,700       201,806
   Ford Motor Co.                                          2,600        60,938
   TBC Corporation*                                       28,100       128,206
   Visteon Corporation                                       340         3,910

                                                                       601,728

  Banks & Financial (12.9%)
   Bank One Corporation                                    3,932       144,010
   Citigroup, Inc.                                         4,986       254,597
   Ohio Casualty Corporation                              13,200       132,000
   Washington Mutual                                       6,155       326,600

                                                                       857,207

  Broadcasting & Publishing (2.4%)
   Chris-Craft Industries, Inc.*                           1,354        90,041
   Meredith Corporation                                    2,200        70,813

                                                                       160,854

  Building (5.5%)
   Fleetwood Enterprises                                   7,700        80,850
   LaFarge Corporation                                     6,500       153,562
   Toll Brothers, Inc.                                     3,300       134,888

                                                                       369,300

  Computer Hardware & Software (3.4%)
   Autodesk Software                                       5,200       140,075
   International Business Machines                         1,000        85,000

                                                                       225,075


  Electrical Equipment (4.2%)
   Baldor Electric                                        10,240       216,320
   Kemet Corporation                                       4,300        65,038

                                                                       281,358



*does not pay cash dividends
    The accompanying notes are an integral part of the financial statements.

                    American United Life Pooled Equity Fund B
                       SCHEDULE OF INVESTMENTS (continued)
                               December 31, 2000
                                                                        Market
                             Description                  Shares        Value


Common Stock (93.5%), continued

  Furniture & Apparel (16.9%)
   Hillenbrand Industries, Inc.                            3,800   $   195,700
   Kellwood Corporation                                    8,100       171,113
   Kimball International                                   6,100        88,450
   La Z Boy Chair Company                                 11,100       174,825
   Liz Claiborne, Inc.                                     5,200       216,450
   Reebok International*                                  10,300       281,602

                                                                     1,128,140

  Health Care (1.8%)
   McKesson HBOC, Inc.                                     3,400       122,026

                                                                       122,026

  Manufacturing (4.3%)
   Crane Co.                                               4,600       130,812
   Trinity Industries                                      6,100       152,500

                                                                       283,312

  Metals & Mining (7.6%)
   AK Steel Holding Corporation                           10,200        89,250
   Alcoa, Inc.                                             4,400       147,400
   Cleveland Cliffs, Inc.                                  5,100       109,969
   Phelps Dodge Corporation                                2,900       161,856

                                                                       508,475

  Oil & Oil Services (6.1%)
   Royal Dutch Petroleum Company                           2,800       169,575
   Tidewater, Inc.                                         2,700       119,812
   Valero Energy Corporation                               3,200       119,000

                                                                       408,387

  Paper and Forest Products (1.5%)
   Wausau-Mosinee Paper Co.                                4,100      41,513
   Williamette Industries                                  1,200      56,325

                                                                        97,838


*does not pay cash dividends
    The accompanying notes are an integral part of the financial statements.

                   American United Life Pooled Equity Fund B
                       SCHEDULE OF INVESTMENTS (continued)
                               December 31, 2000
                                                                        Market
                             Description                  Shares        Value


Common Stock (93.5%), continued
  Retail (4.4%)
   Lands' End, Inc.*                                       4,200   $   105,503
   Longs Drug Stores Corporation                           7,700       185,763

                                                                       291,266

  Transportation (3.4%)
   Alexander & Baldwin, Inc.                               5,100       133,875
   Norfolk Southern Corporation                            6,700        89,194

                                                                       223,069

  Miscellaneous (6.2%)
   Brunswick Corporation                                   7,500       123,281
   Dow Chemical                                            1,200        43,950
   Kelly Services                                          5,100       120,488
   Michael Foods, Inc.                                     2,300        69,287
   PG & E Corporation                                      2,873        57,460

                                                                       414,466

      Total common stock (cost: $5,414,827)                          6,231,270


Money Market Mutual Funds (6.5%)
  Armada Money Market Fund                               102,089       102,089
  Dreyfus Cash Management                                121,216       121,216
  Merrill Lynch Institutional Fund                       210,433       210,433

      Total money market mutual funds (cost: $433,738)                 433,738


Total investments (cost: $5,848,565)                               $ 6,665,008

*does not pay cash dividends
Percentages shown are based on total investments at market value.
                All investments are in United States enterprises.
    The accompanying notes are an integral part of the financial statements.

                          NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

American United Life Pooled Equity Fund B (Fund B) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. Fund B was established by and is managed by American United Life Insurance Company (AUL) for the purpose of issuing group and individual variable annuities. As of May 1, 2000, AUL stopped accepting contributions or transfers into Fund B.

Investments are valued at closing prices for those securities traded on organized exchanges and at bid prices for securities traded over-the-counter. Gains and losses on the sale of investments are determined on a first-in, first-out (FIFO) basis. Investment transactions are accounted for on a trade date basis.

Dividends are included in income as of the ex-dividend date. Interest income is accrued daily.

Operations of Fund B are part of, and are taxed with, the operations of AUL, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, investment income, including realized and unrealized capital gains of Fund B, is not taxed to AUL to the extent it is applied to increase reserves under the contracts. Fund B has not been charged for federal and state income taxes since none have been imposed.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investments

Net realized gain and unrealized appreciation (depreciation) on investments is summarized below.

                                               Common
                                                Stock

Net realized gain:
  Proceeds from securities sold             $  5,819,239
  Cost of securities sold                      5,048,742

                                            $    770,497


Net change in unrealized appreciation (depreciation):
  Market value at end of period             $  6,231,270
  Less: investments purchased                 (1,531,140)
  Add: investments sold at cost                5,048,742
  Less: market value at beginning of year     (9,805,994)

                                            $    (57,122)

   3. Transactions With AUL

Fund B pays AUL an annual fee of 1.2% of its average daily net assets for providing investment management services and for mortality and expense charges. The expenses incurred during the years ended December 31, 2000 and 1999 were $86,909 and $152,927, respectively.

AUL withholds a portion of the proceeds obtained from contract owners to pay commissions and certain expenses under a sales and administrative services agreement with Fund B. The amount AUL retained during the years ended December 31, 2000 and 1999 were $731 and $3,709, respectively.

4. Net Assets

Net assets as of December 31, 2000:
Proceeds from units sold less payments
  for units withdrawn and redeemed          $ (17,157,841)
Net investment income                           4,448,391
Net realized gains                             18,566,452
Unrealized appreciation                           816,443

                                            $   6,673,445


The unrealized appreciation of $816,443 consists of common stock appreciation and depreciation of $1,476,397 and $659,954, respectively.

                              FINANCIAL HIGHLIGHTS


The per unit amounts are based on average units outstanding throughout the year.


                             Year Ended December 31

                                          2000         1999          1998         1997         1996


Investment inc                      $      0.42  $      0.36  $       0.33 $       0.28 $       0.26
Expenses                                   0.19         0.20          0.19         0.16         0.13

Net investment income                      0.23         0.16          0.14         0.12         0.13

Net realized gain and unrealized
  appreciation on investments              2.28       (0.44)          0.87         3.42         1.73



Net increase (decrease)                    2.51       (0.28)          1.01         3.54         1.86
Value per unit:
  Beginning of year                       16.04        16.32         15.31        11.77         9.91

  End of year                       $     18.55  $     16.04  $      16.32 $      15.31 $      11.77


Ratio to Average Net
Assets:
  Expenses                                1.20%        1.20%         1.20%        1.20%        1.20%
  Net investment income                   1.34%        0.97%         0.90%        0.90%        1.25%

Total Return                             16.60%       (0.8%)          7.6%        31.2%        19.8%

Portfolio Turnover Rate                     19%          37%           29%          28%          18%

Units outstanding                           360          653           841          933        1,068
(in 000's)

    The accompanying notes are an integral part of the financial statements.
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

American United Life Insurance Company
           Pooled Equity Fund B
           P.O. Box 1995
           Indianapolis, IN 46206-9101

FIRST CLASS MAIL
P-9964C  (1/01)